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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

National Bancshares Corporation

We consent to the incorporation by reference in Registration Statement No. 33-63005 of National Bancshares Corporation on Form S-3 of our report dated January 16, 1998, which has been incorporated by reference in the Annual Report on Form 10-K of National Bancshares Corporation for the year ended December 31, 1999.

/s/ Deloitte & Touche LLP

Cleveland, Ohio
March 22, 2000